UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 15, 2014 (May 13, 2014)

OM GROUP, INC.
(Exact Name of registrant as specified in its charter)

Delaware	001-12515	52-1736882
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

950 Main Avenue, Suite 1300, Cleveland, Ohio 44113-7210

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:	(216)781-0083

Not Applicable
(Former name or former address, if changed since last report)

______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    On May 13, 2014, at the Annual Meeting of Stockholders of OM Group, Inc., our stockholders approved the adoption of the OM Group, Inc. 2014 Equity and Incentive Compensation Plan. Under the Plan, participants may be awarded equity-based compensation in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, dividend equivalents and other stock or stock-based awards. Subject to adjustments as described in the Plan, total awards under the Plan are limited to 2,550,000 shares of common stock, plus any shares recycled into the Plan. The Plan also authorizes the Compensation Committee of the Board of Directors to provide cash incentive awards to participants. Our and our subsidiaries’ non-employee directors, officers and other key executives and employees and certain non-employees who perform employee functions are eligible for selection by the Compensation Committee to participate in the Plan.

The Compensation Committee administers the Plan and has full power and authority to interpret the Plan and any award agreements granted under the Plan and to delegate its authority to a subcommittee or to one or more of our officers, agents or advisors. The Plan has a ten year term and replaces the Amended and Restated 2007 Incentive Compensation Plan, under which no further awards will be made.

A copy of the Plan will be filed as an exhibit to our Registration Statement on Form S-8.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Our 2014 Annual Meeting of Stockholders was held on May 13, 2014. Set forth below are the matters acted upon by our stockholders at the Annual Meeting and the final voting results on each such matter.

1. Elect two directors to serve for terms expiring at our annual meeting in 2017:

Name	Votes For	Votes Withheld	Broker Non-Votes
Hans-Georg Betz	28,915,195	440,279	1,184,732
Joseph Scaminace	27,953,088	1,402,386	1,184,732

2. Adopt the OM Group, Inc. 2014 Equity and Incentive Compensation Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
28,492,028	843,858	19,588	1,184,732

3. Confirm the appointment of Ernst & Young LLP as our independent registered public accountant for 2014:

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,336,682	178,638	24,886	-

4. Advisory vote regarding the compensation of our named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
28,944,168	305,763	105,543	1,184,732

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OM GROUP, INC.
(Registrant)

Date:	May 15, 2014	By:	/s/ Valerie Gentile Sachs
Name: Valerie Gentile Sachs Title: Vice President, General Counsel and Secretary